UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Milestone Scientific Inc.

(Name of Registrant as Specified In Its Charter)

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MILESTONE SCIENTIFIC INC.

Notice of Annual Meeting of Stockholders

To be held on May 25, 2016

To the Stockholders of Milestone Scientific Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Milestone Scientific Inc. (“Milestone” or the “Company”) will be held at Golenbock Eiseman Assor Bell & Peskoe LLP, 437 Madison Avenue, New York, New York on May 25, 2016 at 9:00 AM, Eastern Time, for the purpose of considering and acting upon the following:

1.	Election of five (5) directors.

2.	Approval of amendments to the 2011 Stock Option Plan to: (i) change the name of the plan to the “Milestone Scientific Inc. 2011 Equity Compensation Plan”; (ii) provide for awards of shares of the Company’s common stock; and (iii) increase the maximum number of shares which may be issued thereunder from 2,000,000 to 4,000,000.

3.	Approval of the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.

4.	Advisory approval of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016.

5.	Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

The Board of Directors (the “Board”) has fixed the close of business on March 28, 2016 as the record date (the “Record Date”) for determining the stockholders having the right to notice of and to vote at the meeting.

By order of the Board of Directors

Leslie Bernhard
Chairman of the Board

Livingston, New Jersey

April 15, 2016

IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. We would appreciate your giving this matter your prompt attention.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of

Stockholders to be held on May 25, 2016:

The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/59935P.

* * * * * * *

MILESTONE SCIENTIFIC INC.

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on May 25, 2016

Proxies in the form enclosed with this statement are solicited by the Board of Directors (the “Board”) of Milestone Scientific Inc. (“we”, “us”, “our”, the “Company” or “Milestone”) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof, to be held at Golenbock Eiseman Assor Bell & Peskoe LLP, 437 Madison Avenue, New York, New York on May 25, 2016 at 9:00 AM, Eastern Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Board knows of no other business which will come before the meeting. This Proxy Statement and the accompanying proxy will be mailed to stockholders on or about April 15, 2016.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on March 28, 2016 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 21,687,164 outstanding shares of common stock, par value $.001 per share (“Common Stock”) and 7,000 outstanding shares of our Series A Convertible Preferred Stock, par value $.001 per share (“Preferred Stock”). Each share of Common Stock is entitled to one vote, and each share of Preferred Stock is entitled to approximately 392.93 votes. In the aggregate, the holders of all classes, voting as a single class, may cast 24,437,655 votes at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting of stockholders owning not less than one-third of the shares issued and outstanding on the Record Date are present at the meeting in person or by Proxy.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for the election of the five (5) director nominees named in this Proxy Statement; (ii) for approval of the amendments to the 2011 Stock Option Plan (described below); (iii) for approval of the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers; (iv) for advisory approval of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016; and (v) in the proxyholders’ discretion, on any other business that may come before the meeting and any adjournments of the meeting.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions and broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Election of Directors. The election of the director nominees will require a plurality of the votes cast on the matter at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Approval of the amendments to the 2011 Stock Option Plan, approval of the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers and advisory approval of the appointment of independent auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve each of these matters. An abstention will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

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Revocability of Proxy

A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

Milestone will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Milestone telephonically, electronically or by other means of communication. Milestone will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

PROPOSAL 1

ELECTION OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

The Board currently consists of five directors: Leslie Bernhard, Leonard A. Osser, Leonard M. Schiller, Gian Domenico Trombetta and Edward J. Zelnick, M.D. Directors are elected for a term of one year and until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board has nominated the present directors for re-election to the Board at the Annual Meeting.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe that any of these nominees will not be available to serve as a director if re-elected.

The following table sets forth the names and ages of each nominee, the positions and the period during which each has served as a director of Milestone. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All of the nominees to the Board have been approved and nominated by the Board for re-election to the Board.

The names, ages and titles of our directors and nominees, as of the Record Date, are as follows:

NAME	AGE	POSITION	DIRECTOR SINCE
Leslie Bernhard (1) (2) (3)	71	Chairman of the Board and Director	2003
Leonard Osser	68	Chief Executive Officer and Director	1991
Leonard Schiller (1) (2) (3)	75	Director	1997
Gian Domenico Trombetta	55	Director	2014
Edward J. Zelnick, M.D. (1) (2) (3)	70	Director	2015

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the election of all the nominees as directors.

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The principal occupations and brief summaries of the backgrounds, as of the Record Date, of the directors and nominees are as follows:

Leslie Bernhard, Chairman of the Board

Leslie Bernhard has been Milestone’s non-executive Chairman of the Board since September 2009. In addition, Ms. Bernhard has also been s an Independent Director (as defined below) of Milestone since May 2003. She co-founded AdStar, Inc. and from 1986 to 2012, has served as its President, Chief Executive Officer and Executive Director. Ms. Bernhard serves on the Board of Directors of Universal Power Group, Inc. of Dallas, TX, a manufacturer and distributor of batteries and battery related products. Ms. Bernhard’s professional experience and background with AdStar and with us, as one of our directors since 2003, have given her the expertise needed to serve as Chairman of the Board.

Leonard Osser, Chief Executive Officer

Leonard Osser has been Milestone’s Chief Executive Officer and a director since September 2009. Prior to that, he served as Milestone Scientific’s Chairman from 1991 until September of 2009, and during that time, from 1991 until 2007, was also Chief Executive Officer of Milestone. In September 2009, he resigned as Chairman of Milestone Scientific, but remained a director, and assumed the position of Chief Executive Officer. From 1980 until the consummation of Milestone’s public offering in November 1995, Mr. Osser was primarily engaged as the principal owner and Chief Executive Officer of U.S. Asian Consulting Group, Inc., a New Jersey-based provider of consulting services specializing in distressed or turnaround situations in both the public and private markets. Mr. Osser’s knowledge of our business and background with us since 1980 provides the Board with valuable leadership skills and insight into our business.

Leonard M. Schiller, Director

Leonard Schiller has been a director of Milestone since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller, Klein & McElroy, and P.C. since 1977. He has also been President of The Dearborn Group, a residential property management and real estate acquisition company since 1980. Mr. Schiller became a Director of the Gravitas Cayman Corporation in February 2010. Gravitas Cayman Corporation is an Investment Fund. Mr. Schiller’s professional experience and background as an attorney and a partner of a law firm and with us, as one of our directors since 1997, have given him the expertise needed to serve as one of our directors.

Gian Domenico Trombetta, Director

Gian Domenico Trombetta became a director of Milestone in May 2014 and the President and Chief Executive Officer of Milestone’s Dental Division (Wand Dental Inc.) since October 2014. He founded Innovest S.p.A in 1993, a- private equity and special situation investment firm and has been its President and Chief Executive Officer since 1996. He serves as the Chief Executive Officer or a board member of numerous private commercial companies. Mr. Trombetta was Project Manager for Booz Allen & Hamilton Inc., a management consulting firm from 1988 to 1992. Mr. Trombetta holds a degree in business administration from the Luiss University in Rome, Italy and a MBA degree from INSEAD-Fontainbleau-France. Mr. Trombetta business background and experience has given him the expertise needed to serve as one of our directors.

Edward J. Zelnick, M.D., Director

Edward J. Zelnick, M.D. has been a medical doctor for over 45 years and has a background in clinical research. Since June 2002 he has been the chief executive officer of Horizon Institute for Clinical Research, a company that assembles test subjects and clinicians for clinical research organizations. Dr. Zelnick received a Bachelor of Science degree in chemistry from the University of Pittsburgh in 1966 and his M.D. degree from New York Medical College in 1970. Dr. Zelnick’s professional experience and background as a medical doctor and in clinical research, have given him the expertise needed to serve as one of our directors. Dr. Zelnick became a director in February 2015.

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Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations, and allows our Chairman to lead the Board in its oversight and advisory notes. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes and having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board had determined that its leadership structure is appropriate and in the best interest of the stockholders.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (4) integrate risk management into Company decision-making. The Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Committees of the Board

The Board has standing audit, compensation and nominating and corporate governance committees (respectively, the “Audit Committee,” the “Compensation Committee,” and the “Nominating and Corporate Governance Committee.”)

Attendance at Committee and Board Meetings

In 2015, the Board held a total of eight meetings; the Audit Committee held a total of four meetings, the Compensation Committee held a total of four meetings; and the Nominating and Corporate Governance Committee did not meet. Each of our directors attended 100% of the aggregate of the total number of meetings of the Board and all of the meetings of the committees of the Board on which he or she served. All of our then directors attended our annual meeting of stockholders in 2015.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of three members, Leonard M. Schiller, Leslie Bernhard and Edward J. Zelnick, M.D. A copy of the Compensation Committee Charter has been posted on our Web site at www.milestonescientific.com.

Audit Committee

The Audit Committee was established to meet with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee’s purpose is to: (A) assist the Board in its oversight of: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditors’ qualifications and independence; (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors; and (v) the preparation of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015; and (B) to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors. The Audit Committee is comprised of Leslie Bernhard and Leonard M. Schiller, and Edward Zelnick, M.D., all of whom are independent as defined in the listing standards of the NYSE MKT and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board adopted a revised written charter for the Audit Committee in July 2005 (the “Charter”). A copy of the Charter has been posted on our Web site at www.milestonescientific.com.

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Audit Committee Financial Expert

The Board has determined that Leslie Bernhard is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NYSE MKT and Section 10A(m)(3) of the Exchange Act.

Nominating and Corporate Governance Committee

The Board formed a Nominating and Corporate Governance Committee in May 2004. The members of the Nominating and Corporate Governance Committee are Leonard M. Schiller, Leslie Bernhard and Edward J. Zelnick, M.D.

The Nominating and Corporate Governance Committee has dual responsibilities. The Nominating and Corporate Governance Committee will assist the Board by identify and recommending individuals qualified to become member of the Board. Additionally, the committee will evaluate the size and composition of the Board and its members, reviewing governance issues and making recommendations to the Board regarding possible changes and reviewing and monitoring compliance with the code of ethics and insider trading policy.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to the Company’s Chief Financial Officer at 220 South Orange Avenue, NJ 07039 and must be received not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.

The Nominating and Corporate Governance Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating and Corporate Governance Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating and Corporate Governance Committee may also receive suggestions from current Board members, the Company’s executive officers or other sources, which may be either unsolicited or in response to requests from the committee for such candidates. The Nominating and Corporate Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating and Corporate Governance Committee may consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on the Board. In certain instances, Nominating and Corporate Governance Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

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Additionally, the Nominating and Corporate Governance Committee will assist the Board on corporate governance. Specifically, the Nominating and Corporate Governance Committee will evaluate the size and composition of the Board and its members, reviewing governance issues and making recommendations to the Board regarding possible changes and reviewing and monitoring compliance with the code of ethics and insider trading policy.

The Nominating and Corporate Governance Committee adopted a revised written charter in July 2005, which is available to security holders on Milestone’s website at www.milestonescientific.com.

Director Independence

The Board has determined that Leonard M. Schiller, Leslie Bernhard and Edward J. Zelnick, M.D. (the “Independent Directors”), are independent as that term is defined in the listing standards of the NYSE MKT. As disclosed above, Leslie Bernhard, Leonard Schiller and Edward Zelnick, M.D., are the members of all three committees of the Board and are independent for such purposes.

In determining director independence, the Board also considered any and all equity awards, if any, to the Independent Directors for the year ended December 31, 2015, disclosed in “Director Compensation” below, and determined that such awards were compensation for services rendered to the Board and therefore did not impact their ability to continue to serve as Independent Directors.

Stockholder Communication with the Board

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 220 South Orange Avenue, Livingston, NJ 07039. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table, together with the accompanying footnotes, sets forth information, as of March 28, 2016, regarding stock ownership of all persons known by Milestone to own beneficially more than 5% of Milestone’s outstanding common stock, the Named Executives Officers, all directors, and all directors and officers of Milestone as a group:

Names of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)		Percentage of Ownership
Executive Officers and Directors
Leonard Osser	3,463,330	(3)	13.54%
Joseph D’Agostino	1,495,511	(4)	5.85%
Leonard Schiller	172,033		*
Gian Domenico Trombetta	4,861,881	(5)	19.01%
Leslie Bernhard	0		—
Edward J. Zelnick, M.D.	0		—
All directors & executive officers as group (7 persons)	9,997,162	(6)	39.09%
Beneficial Owners of More Than 5%
K. Tucker Andersen	3,125,744		12.22%
Robert Gintel	1,403,500		5.49%

*	Less than 1%
1.	The addresses of the persons named in this table are as follows: Leonard Osser, Joseph D’Agostino and Gian Domenico Trombetta, and Edward J. Zelnick, M.D., are at 220 South Orange Avenue, Livingston, New Jersey 07039; Leonard M. Schiller, c/o Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602; Leslie Bernhard, c/o AdStar, Inc., 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292; K. Tucker Andersen, c/o Above All Advisors, 61 Above All Road, Warren, CT 06754; and Robert Gintel, 5 Bay Ridge Road Key Largo FL 33037.
2.	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from March 28, 2016, as applicable, upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options exercisable and conversion of $7 million of preferred stock within 60 days from the filing of this report held by the named individual, divided by 21,687,164 outstanding shares on March 28, 2016, plus those shares underlying options exercisable within 60 days from the filing of this report held by the named individual or the group.
3.	Includes 2,110,373 shares held by Mr. Osser or his family, 776,862 shares to be issued at the termination of his employment agreement, and 576,095 shares subject to common stock options as follows 73,333 at $1.49, 133,334 at $0.75, 211,640 at $1.65 and 102,880 at $2.38, 19,102 at $3.49, and 35,806 at $2.65.
4.	Includes 766,339 shares held by Mr. D’Agostino, 166,201 shares to be issued at the termination of his employment, and 562,971 shares subject to common stock options as follows: 277,778 shares at $0.36; 78,126 shares at $1.28; and 51,987 shares at $1.50; 83,333 shares at $2.09; 27,367 at $2.03, and 44,380 at $1.72.
5.	Includes 66,390 shares to be issued at the termination of his employment, 44,260 shares subject to common stock options at $2.65 per share, and 4,750,491 shares held directly by BP4 S.r.l. of which 2,750,491 shares are issuable upon the conversion of $7 million of preferred stock at $2.545 per share. Innovest S.p.A. is the controlling shareholder of BP4 S.r.l. and Mr. Trombetta is a shareholder and director of each of BP4 S.r.l. and Innovest S.p.A., and may be deemed to have voting and investment power over the securities held by BP4 S.r.l. Mr. Trombetta disclaims beneficial ownership of all securities held by BP4 S.r.l.
6.	Includes an aggregate of 1,183,326 shares of common stock underlying outstanding options and 2,750,491 shares issuable upon the conversion of $7 million of preferred stock at $2.545 per share.

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Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2015, the (i) options granted under our 2004 Stock Option Plan and (ii) options granted under our 2011 Stock Option Plan. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events. No other equity compensation has been issued.

	Number of Securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plan
Equity compensation plan approved by stockholders

Grants under our 2004 Stock Option Plan (1)	73,333	$1.49	0

Grants under our 2011 Stock Option Plan (2)	1,860,010	$1.72	139,990

Total	1,933,343		139,990

(1)	The 2004 Stock Option Plan, as amended, provided for awards of options up to a maximum 750,000 shares of Milestone’s common stock and expired in July 2014. Options were granted to employees, officers, directors and consultants of Milestone for the purchase of common stock of Milestone at a price not less than the fair market value of the common stock on the date of the grant. In general, options awarded under the 2004 Stock Option Plan became exercisable over a three-year period from the grant date and expire five years after the date of grant. For the year ended December 31, 2015, 216,666 shares were exercised.
(2)	The 2011 Stock Option Plan provides for awards of options to purchase up to a maximum 2,000,000 shares of Milestone’s common stock and expires in June 2021. Options may be granted to employees, directors and consultants of Milestone for the purchase of common stock of Milestone at a price not less than the fair market value of the common stock on the date of grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. No options were exercised in 2015.

Stock Plan

In December 2007, the Board authorized Milestone to issue up to $1 million of its common stock to vendors or employees, and to grant them piggy back registration rights in the usual form, at a value of not less than 90% of the market value on the date of the agreement for the vendor or employee to accept said shares. Such future shares are not included in the above noted shares reserved for future issuance. At December 31, 2015 and 2014 there were $11,316, respectively, available to be issued under this plan.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO THE 2011 STOCK OPTION PLAN TO CHANGE THE NAME OF THE PLAN, TO PROVIDE FOR AWARDS OF SHARES OF THE COMPANY’S COMMON STOCK AND TO INCREASE THE MAXIMUM NUMBER OF SHARES WHICH MAY BE ISSUED THEREUNDER FROM 2,000,000 TO 4,000,000

(ITEM 2 ON THE PROXY CARD)

In March 2016 the Board adopted, subject to stockholder approval, amendments (the “Amendments”) to the 2011 Stock Option Plan (the “2011 Plan”): (i) changing the name of the 2011 Plan to the “Milestone Scientific Inc. 2011 Equity Compensation Plan”; (ii) providing for awards of shares of the Company’s common stock; and (iii) increasing the maximum number of shares which may be issued thereunder from 2,000,000 to 4,000,000. The Board determined that the Amendments are in the Company’s best interests and recommends approval by the stockholders. A copy of the Amendment to the 2011 Plan is attached as Appendix A to this Proxy Statement.

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Background and Reason for the Proposal

In order to continue our program of equity-based incentive compensation to attract and retain the personnel necessary for our success and to provide more flexibility to the Compensation Committee, our Board has approved the Amendments. The Board’s reasons for the Amendments are as follows:

•	The Board believes that the ability to grant shares of Milestone common stock as well as options will enhance our ability to provide incentives to employees, directors and consultants whose performance contribute to our long-term success and growth; and will increase the identity of interests of such people with those of our stockholders which will help build loyalty to us through recognition and the opportunity for stock ownership.

•	As of the Record Date, only 139,990 shares of Milestone common stock were available for future grants under the 2011 Plan. Accordingly, the Board believes that an increase in the maximum number of shares to 4,000,000 is necessary to provide us with enough shares to continue our program of equity-based incentive compensation.

•	Changing the name of the 2011 Plan to the “Milestone Scientific Inc. 2011 Equity Compensation Plan” better reflects the nature of the equity awards which may be granted under the 2011 Plan.

The purpose of the 2011 Plan is to provide incentives to our employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen Milestone’s ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of our stockholders and to help build loyalty to Milestone through recognition and the opportunity for stock ownership. The 2011 Plan is administered by the Compensation Committee.

As of the Record Date, the approximate number of employees who are eligible to participate in the 2011 Plan is 15 including four executive officers. The approximate number of non-employee Board members who are eligible to participate in the 2011 Plan is three and we do not currently have any consultants that we are considering for participation in the 2011 Plan.

As of the Record Date, under the 2011 Plan we had outstanding options covering a total of 1,860,010 shares of Milestone common stock. Of these options, options for 576,095 shares are held by Leonard Osser, our Chief Executive Officer, options for 562,971 shares are held by Joseph D’Agostino, our Chief Financial Officer and options for 132,780 shares are held by Gian Domenico Trombetta, President and Chief Executive Officer of our Dental Division (Wand Dental Inc.). The balance of the outstanding options, options for 588,164 shares, are held by various officers and other employees and directors and have a weighted average exercise price of $1.72.

Terms of Options

The 2011 Plan permits the granting of both incentive stock options and nonqualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of Milestone’s outstanding shares of common stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Compensation Committee may determine at the time it grants options.

Federal Income Tax Consequences

We believe that under current law the following U.S. Federal income tax consequences generally would arise with respect to option and stock awards under the 2011 Plan.

Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Milestone will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

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Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Milestone or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Common Stock. Generally, unless the participant elects, pursuant to Section 83(b) of the U.S. Internal Revenue Code of 1986, as amended, to recognize income in the taxable year which the Milestone common stock had been awarded, the participant is required to recognize income for federal income tax purposes in the first taxable year during which the participant’s rights over the Milestone common stock are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, we will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes.

Plan Benefits Under the 2011 Plan

Future awards under the 2011 Plan will be granted in the discretion of the Compensation Committee. The type, number, recipients, and other terms of such future awards cannot be determined at this time. Information regarding our recent practices with respect to annual incentive awards and stock-based compensation under existing plans is presented in the “Executive Compensation” and “Outstanding Equity Awards at December 31, 2015” elsewhere in this Proxy Statement and in our financial statements for the fiscal year ended December 31, 2015 included in the Annual Report on Form 10K for the year ended December 31, 2015 which accompanies this Proxy Statement.

Recommendation of the Board of Directors

The Board recommends that the stockholders vote “FOR” the approval of the amendments to the 2011 Plan.

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EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of the executive officers of the Company and two key employees as of the Record Date.

Name	Age	Title
EXECUTIVE OFFICERS
Leonard A. Osser	68	Chief Executive Officer and Director
Steven F. Robins	50	President
Joseph D’Agostino	64	Chief Financial Officer and Chief Operating Officer
Gian Domenico Trombetta	55	President and Chief Executive Officer of Milestone’s Dental Division (Wand Dental Inc.)
KEY EMPLOYEES
Eugene Casagrande, D.D.S.	71	Director of Professional Relations
Mark Hochman, D.D.S.	57	Director of Clinical Affairs

The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Messrs. Osser and Trombetta whose business experiences are discussed above).

Steven F. Robins, President

Steven Robins has been the President of Milestone and Milestone Medical since January 1, 2015. Mr. Robins has an extensive background in the healthcare industry and has been working with Milestone on a consulting basis since July 2014. Mr. Robins has held both general management and marketing positions at Bausch & Lomb, Johnson & Johnson and Pfizer. Prior to July 2014, Mr. Robins was employed at Bausch & Lomb Vision Care, in the positions of President North America from May 2009 to

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August 2011 and promoted to Global Chief Marketing Officer from September 2011 to August 2014. Prior to Bausch & Lomb, Mr. Robins was a Vice President and General Manager of Johnson & Johnson’s Consumer Healthcare Business unit in Canada from November 2006 to April 2009. From April 1994 to October 2006, he was at Pfizer Consumer Healthcare, where he held a series of roles including Group Marketing Director Upper Respiratory. Mr. Robins holds a Bachelor of Arts degree in History from Bates College, Lewiston, Maine.

Joseph D’Agostino, Chief Financial Officer and Chief Operating Officer

Joseph D’Agostino has been Milestone’s Chief Financial Officer since October 2008 and Chief Operating Officer since September 2011. Mr. D’Agostino joined Milestone in January 2008 as Acting CFO and has over 25 years of finance and accounting experience serving both publicly and privately held companies. A results-oriented and decisive leader, he has specific proven expertise in treasury and cash management, strategic planning, information technology, internal controls, Sarbanes-Oxley compliance, operations and financial and tax accounting. Mr. D’Agostino served as Senior Vice President and Treasurer of Summit Global Logistics, a publicly traded, full service international freight forwarder and customs broker with operations in the United States and China. Previous executive posts also included Executive Vice President and CFO of Haynes Security, Inc., a leading electronic and manned security solutions company serving government agencies and commercial enterprises; Executive Vice President of Finance and Administration for Casio, Inc., the U.S. subsidiary of Casio Computer Co., Ltd., a leading manufacturer of consumer electronics with subsidiaries throughout the world; and Manager of Accounting and Auditing for Main Hurdman’s National Office in New York City (merged into KPMG). Mr. D’Agostino is a Certified Public Accountant and holds memberships in the American Institute of CPA’s, New Jersey Society of CPA’s, Financial Executive Institute, Consumer Electronics Industry Association and Homeland Security Industry Association. He is a graduate of William Paterson University where he earned a Bachelor of Arts degree in Science.

Mark Hochman, D.D.S., Director of Clinical Affairs

Mark Hochman, D.D.S. has served as Milestone Scientific’s Director of Clinical Affairs and Director of Research and Development since 1999. He has a Doctorate of Dental Surgery with advanced training in the specialties of Periodontics and Orthodontics from New York University of Dentistry and has been practicing dentistry since 1984. He holds a faculty appointment as a clinical associate professor at NYU School of Dental Surgery. Recognized as a world authority on Advanced Drug Delivery Instruments, Dr. Hochman has published numerous articles in this area, and shares in the responsibility for inventing much of the technology currently available from Milestone.

Dr. Eugene Casagrande, Director of International & Professional Relations

Since 1998, Eugene Casagrande, D.D.S. has served as Director of International and Professional Relations, charged with pursuing a broad range of clinical and industry-related strategic business opportunities for Milestone Scientific He has also lectured both nationally and internationally at over 35 dental schools and in over 22 countries on Computer-Controlled Local Anesthesia Delivery. Dr. Casagrande is past president of the California State Board of Dentistry and the Los Angeles Dental Society and is a Fellow of the American and International Colleges of Dentists and has served on the faculty of the University of Southern California, School of Dentistry

There are no family relationships among any of our directors or executive officers.

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COMPENSATION OF DIRECTORS AND OFFICERS AND RELATED MATTERS

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2015 and 2014 by Milestone’s (i) CEO and (ii) two most highly compensated executive officers other than the CEO who was serving as an executive officer at the end of the 2015 fiscal year and whose salary as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonuses		Other Compensation		Option Awards (2)	Total
Leonard A. Osser
Chief Executive Officer	2015	$300,000	$300,000	(1)	$236,267	(2)	$400,000	$1,236,267
	2014	$300,000	$400,000	(1)	$234,310	(2)	$200,000	$1,134,310

Gian Domenico Trombetta
Chief Executive Officer - Wand Dental Inc	2015	$120,000	$160,000	(3)	$—	(2)	$320,000	$600,000
	2014	$120,000	$80,000	(3)	$—	(2)	—	$200,000

Joseph D’Agostino
Chief Financial Officer	2015	$171,600	$114,500	(3)	$44,983	(2)	$229,000	$560,083
	2014	$171,600	$206,750	(3)	$33,460	(2)	$413,500	$825,310

(1)	Payment of $300,000 and 400,000 of bonuses for the years ended December 31, 2015 and 2014, respectively, of which $200,000, in 2015 and $100,000 in 2014, was deferred and will be paid in common stock upon the termination of his employment with Milestone Scientific in accordance with the terms of his employment agreement. Fifty percent of the non-cash portion of Mr. Osser’s 2015 bonus was approved by the Compensation Committee of the Board in each of third quarter of 2015 and first quarter of 2016, respectively. Other compensation represents payments made for business use of corporate apartment in China, health insurance coverage, pension payment, and car allowance.
(2)	The amounts in this column reflect the fair value of the options at date of grant. For details used in the assumption calculating the fair value of the option reward, see Note B to the Financial Statements for the year ended December 31, 2015 and 2014, which is located on pages F-7 through F-17 of our Annual Report on Form 10K for the year ended December 31, 2015. Compensation cost is generally recognized over the vesting period of the award. See the table below entitled “Outstanding Equity Awards at December 31, 2015.
(3)	Payment of the bonuses have been deferred and will be paid in common stock upon the termination of his employment with Milestone Scientific in accordance with the terms of his employment agreement. The 2015 bonus was approved by the Board in 2016. Other compensation represents payments made for health insurance coverage and car allowance.

Employment Contracts

As of September 1, 2009, Milestone entered into a five-year employment agreement with Leonard Osser as its Chief Executive Officer. The term of the 2009 agreement is automatically extended for successive one-year periods unless prior to August 1 of any year, either party notifies the other that he or it chooses not to extend the term. Under the 2009 agreement, the CEO receives base compensation of $300,000 per year. In addition, the CEO, may earn annual bonuses up to an aggregate of $400,000, payable one half in cash and one half in common stock, contingent upon achieving targets set for each year by the Compensation Committee. In addition, if in any year of the term of the agreement the CEO earns a bonus, he shall also be granted five-year stock options to purchase twice the number of bonus shares earned. Each such option is to be exercisable at a price per share equal to the fair market value of a share on the date of grant (110%) of the fair market value if the CEO is a 10% or greater stockholder on the date of grant). The options shall vest and become exercisable to the extent of one-third of the shares covered at the end of each of the first three years following the date of grant, but shall only be exercisable while the CEO is employed by Milestone or within 30 days after the termination of his employment.

In accordance with the employment contract, 776,862 shares of Milestone common stock are to be paid out at the end of the contract in settlement of $830,985 at December 31, 2015 and 706,716 shares of Milestone common stock are to be paid out at the end of the contract in settlement of $630,985 at December 31, 2014 of accrued deferred compensation and, accordingly, such shares have been classified in stockholders’ equity with the common stock classified as to be issued.

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This 2009 agreement suspended the previous 2008 employment with 40-months remaining in its term. In March 2014, the 2009 agreement was amended to extend its remaining term to 120-months.

Objective of Executive Compensation Program

The primary objective of the executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture of the Company. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone strives to promote an ownership mentality among key leadership and the Board.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full, the annual compensation procedures for the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, the management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone does not currently engage any consultant to advice on executive and/or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the price of Milestone common stock is subject to a variety of factors outside of Milestone’s control. Milestone does not have an exact formula for allocating between cash and non-cash compensation.

Annual chief executive officer compensation consists of a base salary component and periodic stock option grants. It is the Compensation Committee’s intention to set totals for the chief executive officer for cash compensation sufficiently high enough to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the other stakeholders. The chief executive officer receives stock option grants under the stock option plan. The number of stock options granted to the executive officer is made on a discretionary rather than a formula basis by the Compensation Committee. The chief executive officer’s current and prior compensation is considered in setting future compensation. In addition, Milestone reviews the compensation practices of 28 other companies. To some extent, the compensation plan is based on the market and the companies that compete for executive management. The elements of the plan (e.g., base salary, bonus and stock options) are similar to the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen in an attempt to balance the competing objectives of fairness to all stakeholders and attracting and retaining executive managers.

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Outstanding Equity Awards at December 31, 2015

The following table includes certain information with respect to all unexercised stock options and unvested shares of common stock of Milestone outstanding owned by the Named Executive Officers at December 31, 2015.

	Options Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (2)	Market Value of Number of Shares or Units of Stock that have not vested (#) (3)
Leonard Osser	102,880	82,305	$2.38	11/20/2019	776,862	$1,825,626
	194,576	53,872	$1.65	12/31/2018
	133,334	—	$0.75	1/9/2017	—	—
	73,333	—	$1.49	11/1/2019	—	—
	19,102	38,205	$3.89	6/23/2020	—	—

Total	523,225	174,382

Joseph D’Agostino	83,333	66,667	$2.09	11/11/2019	99,631	$229,151
	27,367	21,894	$2.03	11/20/2019	—	—
	51,987	14,814	$1.50	12/31/2018	—	—
	78,126	—	$1.28	12/31/2017	—	—
	277,778	—	$0.36	12/31/2016	—	—

Total	518,591	103,375

(1)	Represents stock option grants at fair market value on the date of grant.
(2)	Issuance of the shares of common stock has been deferred until the termination of his employment with Milestone in accordance with the terms of his employment agreement.
(3)	Based on the closing price per share of $2.35 as reported on the NYSE MKT on December 31, 2015.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(ITEM 3 ON THE PROXY CARD)

General

We are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission’s (“SEC”) rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act). Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 3.

The primary objective of our executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone strives to promote an ownership mentality among key leadership and the Board. The “Executive Compensation” section of this Proxy Statement describes in detail our executive compensation programs with respect to the fiscal years ended December 31, 2015 and December 31, 2014.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation of the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, the management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone does not currently engage any consultant to advice on executive and/or director compensation matters.

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As an advisory vote, this proposal is not binding and the outcome of this advisory vote overrules any decision by the Company or the Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board (or any committee thereof). However, management and the Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Vote Required and Recommendation

On this non-binding matter, the affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 3.

Recommendation of the Board

The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Named Executive Officers.

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Compensation of Directors

The following table provides compensation information for the year ended December 31, 2015 for each of the independent directors. Directors are reimbursed for the costs relating to attending board and committee meetings.

Director Compensation

NAME	Fees Earned or Paid in Cash ($)	Total ($)
Leslie Bernhard	$36,000	$36,000
Leonard Schiller	$36,000	$36,000
Edward J. Zelnick, M.D.	$33,000	$33,000

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and person who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnish to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and director were complied with during the fiscal year ended December 31, 2015, except that our CEO did not timely file a Form 4 and our CFO did not timely file one Form 4 our President did not timely file his Form 3.

Certain Relationships and Related Transactions and Director Independence.

In 2013, Milestone entered a three year consulting agreement with K. Tucker Anderson to provide business and strategic services to the CEO of Milestone. The fee for these services are $100,000 annually or shares of Milestone common stock valued at $1.40 a share.

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In the first quarter of 2013, the CEO of Milestone Scientific loaned Milestone Scientific $50,000 for use in capitalizing a fifty percent equity portion in the joint venture with Milestone Education LLC. This balance is included in the accrued expenses on the Milestone Scientific balance sheets as of December 31, 2015 and 2014. The loan bore no interest and was repaid in 2014.

AUDIT COMMITTEE REPORT

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2015, and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Baker Tilly Virchow Krause, LLP, the matters required to be discussed by the Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Baker Tilly Virchow Krause, LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Baker Tilly Virchow Krause, LLP its independence from Milestone and its management. Baker Tilly Virchow Krause, LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Milestone Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Submitted by the Audit Committee

Leslie Bernhard

Leonard Schiller

Edward J. Zelnick, M.D.

PROPOSAL 4

ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

(ITEM 4 ON THE PROXY CARD)

Baker Tilly Virchow Krause, LLP has been our independent auditor since September 2007. Their audit report appears in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. A representative of Baker Tilly Virchow Krause, LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Baker Tilly Virchow Krause, LLP to serve as independent auditors to conduct an audit of Milestone’s accounts for the 2016 fiscal year. However, the Board is submitting this matter to Milestone’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Baker Tilly Virchow Krause, LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Milestone and the stockholders.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” advisory approval of the appointment of the independent auditor.

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Principal Accountant Fees and Services

Audit Fees

Milestone Scientific incurred audit and financial statement review fees totaling $277,000 and $127,450, respectively from Baker Tilly Virchow Krause, LLP, its principal accountant for 2015 and 2014. These fees include fees for professional services rendered for the audit of our annual financial statements and the review of financial statements included in our report on Form 10-Qs or services that are normally provided in connection with statutory and regulatory filings.

Audit Related Fees

There were no audit related fees to the principal accountant Baker Tilly Virchow Krause, LLP in 2015 and 2014.

Tax Fees

There were no fees for services related to tax compliance, tax advice and tax planning billed by the principal accountant in 2015 and 2014.

All Other Fees

There were no other fees billed during 2015 and 2014 by Milestone Scientific’s principal accountants.

Audit Committee Administration of the Engagement

The engagement with Baker Tilly Virchow Krause, LLP, the principal accountants, was approved in advance by the Board of Directors and the Audit Committee. No non-audit or non-audit related services were approved by the Audit Committee in 2015.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by the independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to preapprove services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by the independent accountants have been pre-approved by the Audit Committee to assure that such services do not impair the auditors’ independence from us.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.

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Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2017 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s 2017 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than December 16, 2016. A stockholder who wishes to make a proposal at the next annual meeting of stockholders without including the proposal in our proxy statement must notify us not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next annual meeting of stockholders will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to the Corporate Secretary, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Electronic Availability of Proxy Statement and Annual Report

As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to stockholders electronically via the Internet on the Company’s website at https://materials.proxyvote.com/59935P. On April 15, 2016, will begin mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received this notice, you will not receive a printed copy of the proxy materials unless you requested it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this Proxy Statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you reduce the amount of mail you receive and help preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.proxyvote.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at www.proxyvote.com. Please enter your 12 digit control number located on the proxy card or notice.

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2015 including the financial statements and financial statement schedules included therein. All such requests should be directed to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston, New Jersey 07039.

*******

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on May 25, 2016:

The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/59935P.

*******

By order of the Board of Directors

Leslie Bernhard
Chairman of the Board

Livingston, New Jersey

April 15, 2016

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APPENDIX A

AMENDMENT TO THE

MILESTONE SCIENTIFIC INC. 2011 STOCK OPTION PLAN

A. The Milestone Scientific Inc. 2011 Stock Option Plan (the “Plan”) is hereby amended as follows:

1.	The name of the Plan and all references to the Plan is hereby replaced with “The Milestone Scientific Inc. 2011 Equity Compensation Plan”.

2.	The types of awards under the Plan is hereby amended to include shares of Common Stock.

3.	The maximum number of shares of Common Stock reserved for awards under the Plan is hereby increased to 4,000,000 shares.

4.	The definition of “Optionee” is hereby deleted and replaced with the following:

“ “Holder” shall mean a person who receives an award under the Plan.”

5.	All references of “Optionee” are hereby replaced with “Holder”.

6.	Section 14 is hereby replaced with the following new Section 14:

14. Agreement by Holder Regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option or an award of Common Stock under the Plan (each a “Tax Event”), each Holder who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Holder will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Holder may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Holder. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 14 shall be made in its sole discretion.

B. The foregoing amendments to the Plan shall not take effect until it has been adopted by the Board and approved by the Company’s stockholders in accordance with the Company’s bylaws and applicable law.

C. Except as otherwise set forth in this amendment, the terms and provisions of the Plan shall remain in full force and effect as when originally adopted or as previously amended.

D. Capitalized terms used in this amendment shall have the meaning ascribed to such terms in the Plan.

APPENDIX B

MILESTONE SCIENTIFIC INC. 220 SOUTH ORANGE AVENUE LIVINGSTON, NJ 07039 ATTN: LAURA KAUNITZ

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M92549-P66107	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MILESTONE SCIENTIFIC INC.	For Withhold	For All	To withhold authority to vote for any individual

nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
The Board of Directors recommends you vote FOR ALL of the following Nominees:
1.	Election of Directors	☐	☐	☐
Nominees:
01) Leonard Osser
02) Leonard Schiller
03) Leslie Bernhard
04) Gian Domenico Trombetta
05) Edward Zelnick, M.D.

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain
						☐	☐	☐
2.	Approval of amendments to the 2011 Stock Option Plan to: (i) change the name of the plan to the “Milestone Scientific Inc. 2011 Equity Compensation Plan”; (ii) provide for awards of shares of the Company’s common stock; and (iii) increase the maximum number of shares which may be issued there under from 2,000,000 to 4,000,000.

3.	Approval of the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.					☐	☐	☐

4.	Advisory approval of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. For address change/comments, mark here.                 ☐

(see reverse for instructions)

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M92550-P66107

MILESTONE SCIENTIFIC INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON MAY 25, 2016

The undersigned hereby appoints Leonard Osser and Joseph D’Agostino, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the “Company”) to be held May 25, 2016 at 9:00 a.m., ET, at Golenbock Eiseman Assor Bell & Peskoe LLP, 437 Madison Avenue, New York, NY 10022 and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Change/Comments:

(If you noted any Address Change and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

APPENDIX C

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 25, 2016

MILESTONE SCIENTIFIC INC.

Meeting Information
Meeting Type: Annual Meeting For holders as of: March 28, 2016 Date: May 25, 2016 Time: 9:00 AM EDT Location: Golenbock Eiseman Assor Bell & Peskoe LLP 437 Madison Avenue New York, NY 10022

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

1. Combined Document

How to View Online:

Have the information that is printed in the box marked by the arrow (Located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:             www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:               sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked By the arrow ☐     (Located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2016 to facilitate timely delivery.

— How to Vote — Please Choose One of the Following Voting Methods

Vote in Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote by Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Marked by the arrow ☐     Available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees

01 Leonard Osser	02 Leonard Schiller	03 Leslie Bernhard	04 Gian Domenico Trombetta	05 Edward Zelnick, M.D.

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Approval of amendments to the 2011 Stock Option Plan to: (i) change the name of the plan to the “Milestone Scientific Inc. 2011 Equity Compensation Plan”; (ii) provide for awards of shares of the Company’s common stock; and (iii) increase the maximum number of shares which may be issued there under from 2,000,000 to 4,000,000.

3.	Approval of the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.

4.	Advisory approval of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016.

NOTE: In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournment thereof.